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                                                                    EXHIBIT 23.7


                          CONSENT OF DIRECTOR NOMINEE


         The undersigned hereby consents to the reference of the undersigned as a person to become a director of Proteus International plc in the Registration Statement on Form F-4 of Proteus and any amendment thereto.

                                    /s/ Timothy Chard
                                    -------------------------
                                    Timothy Chard



Dated August 11, 1999